[Photo of Government Building]

                                                Annual Report September 30, 1999

Oppenheimer
Limited-Term
Government Fund

                                     [Oppenheimer Logo]  OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

The Federal Reserve changed its key interest rate five times during the course of the Fund's fiscal year in response to a worldwide economic dislocation and, later, signs of recovery and stability.

We effectively used mortgage-backed securities to maintain a high level of current income for the Fund.

    Contents

 1  President's Letter

 3  An Interview
    with Your Fund's
    Managers

  8 Fund Performance

14  Financial
    Statements

34  Independent
    Auditors' Report

35  Federal
    Income Tax
    Information

36  Officers and Trustees

37  OppenheimerFunds Family



-------------------------------
Average Annual
Total Returns
For the 1-Year Period
Ended 9/30/99*

Class A
Without             With
Sales Chg.          Sales Chg.
-------------------------------
2.78%               -0.81%

Class B
Without             With
Sales Chg.          Sales Chg.
-------------------------------
1.91%               -1.96%

Class C
Without             With
Sales Chg.          Sales Chg.
-------------------------------
2.01%               1.05%

Class Y
Without             With
Sales Chg.          Sales Chg.
-------------------------------
3.15%               3.15%
-------------------------------




----------------------------
     Not FDIC Insured.
     No Bank Guarantee.
     May Lose Value.
----------------------------
* See page 12 for further details.

PRESIDENT'S LETTER

Dear shareholder,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

[Photo of James C. Swain]           [Photo of Bridget A. Macaskill]

James C. Swain                      Bridget A. Macaskill
Chairman                            President
Oppenheimer                         Oppenheimer
Limited-Term Government Fund        Limited-Term Government Fund

      On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.
      The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.
      Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.
      In the stock market, the performance of largecapitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

                 1        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRESIDENT'S LETTER

At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.
      One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.
      Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ James C. Swain           /s/ Bridget A. Macaskill
James C. Swain               Bridget A. Macaskill
October 21, 1999

                 2        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q How did the Fund perform during the period?

A. During the fiscal year that ended September 30, 1999, the Fund delivered an average annual total return of 2.78% for Class A Shares before deducting sales charges. The 30-day standardized yield at September 30, 1999, was 5.43%, compared to 4.61% one year earlier. Monthly dividend payments on Class A shares declined slightly, from $0.05350 per share to $0.05120 per share, largely due to an overall decline in interest rates during the 12-month period.

[Photo of Portfolio Management Team]

Portfolio Management
Team (l to r)
John Kowalik
Leslie Falconio
Gina Palmieri

What happened to interest rates and the fixed income markets during the period?

Just before the Fund's 1999 fiscal year began, the Federal Reserve enacted the first of three 0.25% cuts in its key interest rate. The fixed income markets had been in turmoil for several months, due to economic and financial problems in Asia and Russia. As the economic crisis spread worldwide, fears arose that the U.S. economy might slip into a recession. By reducing interest rates throughout the fall, the Fed indicated its willingness to help stabilize the economic situation at home and abroad.
      As investors seeking high quality investments bid up prices on Treasuries, the spread, or difference in yields, between U.S. Treasuries and other fixed income securities (i.e., "spread products") widened considerably in August and September 1998. But as the Fed continued to be supportive and investors regained confidence, spread products reclaimed some of their performance over Treasuries in October, November and December.

                 3        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

The fears of a U.S. recession proved unfounded. By January, it was clear that our economy continued to expand at a very strong rate. Anticipating inflationary pressures and higher interest rates, investors now demanded higher yields on Treasuries. Treasury yields climbed, and spreads between Treasuries and non-Treasuries quickly narrowed.

[Begin Sidebar Text]

"The past twelve
months clearly
demonstrated
that the superior
design of the Fund
and our active
management style
have made a
positive difference
for investors."

[End Sidebar Text]

      In early 1999, world markets began to stabilize. The U.S. inflation rate remained low, while consumer spending and corporate earnings continued to grow. With the signs of worldwide recession fading, the Fed began reversing the interest rate reductions it made in 1998, raising its key rate 0.25% in both June and August. By September, the securities markets seemed to be preparing for a third rate hike.

How did you adjust the Fund's holdings as interest rates changed?

Our extensive research on Treasury securities shows that the short to intermediate part of the Treasury yield curve provides the greatest return per unit of risk involved. In short, we believe this is the "sweet spot" on the Treasury yield curve and provides superior long-term returns. Generally, we keep our Treasury holdings within this range, moving to the short or long end of the range based on our view of interest rate trends. This provides a measure of price stability for the Fund, while the use of mortgage-backed securities (MBSs) enhances both its yield and total return.

                 4        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

MBSs are subject to prepayment risk, or the possibility that property owners will refinance their mortgages, especially when interest rates fall. Due to this risk and the uncertainty associated with it, MBSs offer higher yields than Treasuries. They may outperform Treasuries when interest rates rise but provide their best total returns when interest rates are stable.

[Begin Sidebar Text]

-------------------------------------------
Average Annual
Total Returns
For the Periods Ended 9/30/99(1)
Class A
1-Year          5-Year            10-Year
-------------------------------------------
-0.81%          5.56%             6.93%

Class B                           Since
1-Year          5-Year            Inception
-------------------------------------------
-1.96%          5.34%             4.75%

Class C                           Since
1-Year          5-Year            Inception
-------------------------------------------
1.05%           N/A               5.53%

Class Y                           Since
1-Year          5-Year            Inception
-------------------------------------------
3.15%           N/A               5.05%
-------------------------------------------

[End Sidebar Text]

      At the start of the fiscal year, the Fund was underweighted in MBSs, which was fortunate, since they generally underperform when rates decline. By October and November, MBSs had become relatively inexpensive and offered attractive return potential, so we steadily increased the MBS allocation to nearly 50% of assets.

How did changing the allocation to MBSs impact the Fund?

MBSs were a major contributor to the Fund's performance. When interest rates rose in January, our Treasury investments lost some value. Fortunately, we were still focused on shorter-term issues, so the impact was minimized. And any impact was offset by results in the MBS portfolio, which performed very well. We owned short average maturity collateralized mortgage obligations (CMOs), which have collateral to secure payment of interest and principal. Generally less volatile than generic MBSs as rates change, these particular CMOs offer much higher yields than comparable Treasuries.

1. See page 12 for further details.


                 5        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

After April, we moved the Fund's duration (a measure of sensitivity to interest rate changes) to a relatively neutral position from a slightly defensive one. We also trimmed our MBS holdings and began a period of "cherry picking." Despite fairly predictable interest rates in recent months, mortgage-backed securities have not done as well as might be expected. Although we do not foresee any major problems from Y2K, corporations are issuing debt in advance of that event, flooding the markets with an alternative to MBSs. The spillover effect has made MBSs more volatile than the interest rate and economic situation warrant. For this reason, we have held the Fund's MBS allocation below normal levels since mid-summer while actively taking advantage of short-term anomalies in the marketplace. For instance, we have purchased MBSs and CMOs whose prices were depressed temporarily and traded them quickly when their prices rebounded.

[Begin Sidebar Text]

-----------------------------
Standardized Yields(2)
For the 30 Days Ended 9/30/99
-----------------------------
Class A                5.43%
-----------------------------
Class B                4.87
-----------------------------
Class C                4.87
-----------------------------
Class Y                6.11
-----------------------------

[End Sidebar Text]

What is your outlook for the Fund over the coming months?

We believe a third interest rate increase is possible, even probable, before the calendar year-end. However, it may be a non-event--simply the last step in getting back to "business as usual." The markets have already factored in this possibility. Investors also seem comfortable that the Fed has promised to provide adequate liquidity to help the markets deal with any Y2K issues.

2. Standardized yield is based on net investment income for the 30-day period ended September 30, 1999. Falling share prices will tend to artificially raise yields.

                 6        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

We look for interest rates to remain in a relatively narrow range, which should bode well for the Fund's MBS portfolio. In fact, we expect to increase our MBS investments in the coming quarter. This should help to keep the Fund's income strong while our emphasis on the shortest of intermediate Treasuries keeps its value relatively consistent--just two of the reasons why Oppenheimer Limited-Term Government Fund is part of The Right Way to Invest.

[Begin Sidebar Text]
[Begin Tabular Description of Pie Chart]

-------------------------------
Credit Allocation(3)
U.S. Government         46.0%
U.S. Agency             45.3
AAA                      8.7
-------------------------------

[End Sidebar Text]
[End Tabular Description of Pie Chart]

Top 5 Holdings by Issuer(4)
------------------------------------------------------------
U.S. Treasury                                        46.0%
------------------------------------------------------------
Federal National Mortgage Assn.                      21.7
------------------------------------------------------------
Federal Home Loan Mortgage Corp.                     13.1
------------------------------------------------------------
Government National Mortgage Assn.                   10.5
------------------------------------------------------------
Treasury Repos                                        8.7


3. Portfolio data is as of September 30, 1999, is subject to change, and is dollar-weighted based on invested assets. The Fund may invest in securities of any maturity, including those issued by federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. Government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.
4. Portfolio is subject to change. Percentages are as of September 30, 1999, and are based on total market value of investments.

                 7       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE

How has the Fund performed?

Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended September 30, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a sector index.

      Management's discussion of performance. The first half of the fiscal year that ended September 30, 1999, was a period of volatile interest rates, due to worldwide economic issues, three Federal Reserve interest-rate reductions and investor reaction to potentially higher inflation in the United States. Yield spreads between Treasuries and other securities initially widened considerably and then contracted rapidly. To protect the Fund against fluctuating interest rates, we maintained a shorter-duration Treasury portfolio and selectively purchased and sold short-term collateralized mortgage obligations and other mortgage-backed securities.
      In contrast, the second half of the fiscal year saw a return to more normal yield spreads and two widely anticipated Federal Reserve interest-rate increases. Due to technical factors, including a larger-than-usual supply of alternative fixed income investments, mortgage-backed securities as a whole did not fare particularly well. During this period, the Fund selectively purchased inexpensive MBSs that offered reduced prepayment risk and, therefore, less volatility. These instruments provided important diversification for the Fund and boosted its current and effective yields. The Fund's portfolio holdings, allocations and strategies are subject to change.

      Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 1999. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the

                 8        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the class on February 1, 1995. In the case of Class Y shares, performance is measured from the inception of the class on January 26, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
      The Fund's performance is compared to the performance of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers 1-3 Year Government Bond Index. The Lehman Brothers U.S. Government Bond Index is a broad-based unmanaged index of U.S. Treasury issues, publicly issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government. This index is widely used to measure the performance of the U.S. Government securities market. The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged sector index of U.S. Treasury issues, publicly issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government with maturities of one to three years. This secondary index comparison is included to reflect the adoption by the Fund, effective May 1, 1994, of the investment policy that the Fund will, under normal circumstances, seek to maintain a dollar-weighted average portfolio effective duration of not more than three years.
      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.

                 9        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class A), Lehman Brothers
U.S. Government Bond Index and Lehman Brothers 1-3 Year Government Bond Index

[Begin Tabular Representation of Line Chart]

          Oppenheimer Limited-Term   Lehman Brothers               Lehman Brothers
          Government Fund Class A    U.S. Government Bond Index    1-3 Year Government Bond Index
9/30/89   9650                       10000                         10000
          10532                      10693                         10932
9/30/91   12080                      12346                         12163
          13273                      13942                         13369
9/30/93   14283                      15487                         14029
          14389                      14862                         14190
9/30/95   15544                      16878                         15352
          16405                      17624                         16222
9/30/97   17655                      19238                         17338
          19015                      21853                         18712
9/30/99   19544                      21481                         19309

[End Tabular Representation of Line Chart]

Average Annual Total Return of Class A Shares of the Fund at 9/30/99(1) 1-Year -0.81% 5-Year 5.56% 10-Year 6.93%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class B), Lehman Brothers
U.S. Government Bond Index and Lehman Brothers 1-3 Year Government Bond Index

[Begin Tabular Representation of Line Chart]

          Oppenheimer Limited-Term   Lehman Brothers              Lehman Brothers
          Government Fund Class B    U.S. Government Bond Index   1-3 Year Government Bond Index
5/3/93    10000                      10000                        10000
9/30/93   10283                      10542                        10188
9/30/94   10265                      10117                        10305
9/30/95   11001                      11489                        11149
9/30/96   11523                      11997                        11780
9/30/97   12310                      13096                        12591
9/30/98   13159                      14876                        13589
9/30/99   13411                      14623                        14023

[End Tabular Representation of Line Chart]

Average Annual Total Return of Class B Shares of the Fund at 9/30/99(1) 1-Year -1.96% 5-Year 5.34% Life 4.75%


1. See page 12 for further details.

                 10      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class C), Lehman Brothers
U.S. Government Bond Index and Lehman Brothers 1-3 Year Government Bond Index

[Begin Tabular Representation of Line Chart]

          Oppenheimer Limited-Term   Lehman Brothers              Lehman Brothers
          Government Fund Class C    U.S. Government Bond Index   1-3 Year Government Bond Index
2/1/95    10000                      10000                        10000
9/30/95   10547                      11110                        10673
9/30/96   11044                      11601                        11277
9/30/97   11798                      12664                        12053
9/30/98   12601                      14386                        13009
9/30/99   12856                      14141                        13424

[Begin Tabular Representation of Line Chart]

Average Annual Total Return of Class C Shares of the Fund at 9/30/99(1) 1-Year 1.05% Life 5.53%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Limited-Term Government Fund (Class Y), Lehman Brothers
U.S. Government Bond Index and Lehman Brothers 1-3 Year Government Bond Index

[Begin Tabular Representation of Line Chart]

          Oppenheimer Limited-Term   Lehman Brothers              Lehman Brothers
          Government Fund Class Y    U.S. Government Bond Index   1-3 Year Government Bond Index
1/26/98   10000                      10000                        10000
9/30/98   10530                      10832                        10515
9/30/99   10862                      10648                        10850

[End Tabular Representation of Line Chart]

Average Annual Total Return of Class Y Shares of the Fund at 9/30/99(1) 1-Year 3.15% Life 5.05%

The performance information for both indices in the graphs begins on 9/30/89 for Class A, 4/30/93 for Class B, 1/31/95 for Class C and 1/31/98 for Class Y.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.



                 11      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at
1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

Class A shares of the Fund were first publicly offered on 3/10/86. The average annual total returns are shown net of the applicable 3.50% maximum initial sales charge. The Fund's maximum sales charge for Class A shares was higher prior to 2/23/94, so actual performance may have been lower.

Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable contingent deferred sales charges of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 2/1/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different performance calculations is in the Fund's prospectus.

                 12      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------

                                                                      Financials


























                 13      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  September 30, 1999

                                                                                           Face             Market Value
                                                                                         Amount               See Note 1
==========================================================================================================================
Mortgage-Backed Obligations--47.6%
--------------------------------------------------------------------------------------------------------------------------
Government Agency--47.6%
--------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--36.6%
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates:
Series 151, Cl. F, 9%, 5/15/21                                                      $ 1,432,626              $ 1,490,820
Series 1092, Cl. K, 8.50%, 6/15/21                                                    3,611,885                3,725,877
Series 1295, Cl. J, 7.50%, 3/15/07                                                    4,316,244                4,371,536
Series 1451, Cl. G, 7%, 9/15/06                                                       2,144,941                2,155,666
Series 1541, Cl. H, 7%, 10/15/22                                                      6,500,000                6,439,030
Series 1561, Cl. H, 6.50%, 5/15/08                                                   10,000,000                9,934,300
Series 1625, Cl. G, 5.75%, 1/15/08                                                    5,000,000                4,928,100
Series 1650, Cl. H, 6.25%, 10/15/22                                                  10,000,000                9,746,800
Series 1675, Cl. G, 6%, 2/15/20                                                       8,403,000                8,311,071
Series 1702-A Cl. PD, 6.50%, 4/15/22                                                  6,250,000                6,152,312
Series 2006, Cl. B, 6.50%, 8/15/23                                                    4,854,742                4,827,410
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
7.50%, 9/1/12                                                                        27,689,596               28,134,291
9.25%, 11/1/08                                                                          250,958                  259,823
10%, 8/1/21                                                                             711,631                  775,512
10%, 8/1/21                                                                             689,299                  752,468
11.50%, 2/1/16                                                                          387,240                  434,375
11.50%, 6/1/20                                                                          756,543                  841,073
11.75%, 1/1/16                                                                          201,379                  224,874
11.75%, 4/1/19                                                                          855,682                  964,715
13%, 8/1/15                                                                           1,856,340                2,183,086
Series 1737, Cl. H, 6%, 1/15/23                                                      20,000,000               19,362,500
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg. Backed Securities:
Series 164, Cl. A, 6.523%, 3/1/24(1)                                                  9,963,302                3,319,025
Series 176, Cl. IO, 0.805%-40.586%, 6/1/26(1)                                        18,053,594                5,348,377
Series 183, Cl. IO, 11.038%-28.627%, 4/1/27(1)                                        9,151,000                2,725,282
Series 192, Cl. IO, 18.846%, 2/1/28(1)                                                5,881,883                1,799,489
Series 194, Cl. IO, 10.38%-10.885%, 4/1/28(1)                                        12,414,059                3,924,006
Series 197, Cl. IO, 9.489%-16.055%, 4/1/28(1)                                        57,821,564               18,069,240
Series 199, Cl. IO, 14.657%-22.586%, 8/1/28(1)                                       45,765,587               14,573,480
Series 202, Cl. IO, 12.123%-13.151%, 4/1/29(1)                                       36,421,620               12,013,443
Series 1627, Cl. IO, 11.877%, 9/15/22(1)                                              4,000,000                  998,750
Series 2178, Cl. PI, 10.383%, 8/15/29(1)                                             15,800,000                3,950,000
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.-Government National
Mortgage Assn., Gtd. Multiclass Mtg. Participation Certificates,
Series 32, Cl. TG, 7%, 1/25/21                                                        2,000,000                2,008,740
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 8/1/13                                                                           30,170,594               29,039,197
6.50%, 1/1/29-5/1/29                                                                 56,165,420               53,869,940
7%, 7/1/13-8/1/29                                                                    57,360,366               56,604,932
7.50%, 10/1/29(2)                                                                    25,000,000               25,070,250





                 14      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                                           Face             Market Value
                                                                                         Amount               See Note 1
--------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored Continued
7.50%, 6/1/25-9/1/29                                                                $13,681,205             $ 13,726,386
9%, 8/1/19                                                                              268,717                  281,949
9.50%, 11/1/21                                                                          190,723                  202,476
10.50%, 12/1/14                                                                         803,895                  880,956
11%, 11/1/15-7/20/19                                                                 10,555,564               11,730,534
11.25%, 6/1/14-2/15/16                                                                1,895,409                2,114,937
11.50%, 8/15/13-2/15/16                                                               4,489,950                5,059,125
11.75%, 7/1/11-11/1/15                                                                  271,567                  302,664
12%, 1/1/16-4/15/19                                                                   6,387,490                7,259,840
12.50%, 8/1/15                                                                          481,368                  553,670
13%, 8/1/10-8/1/26                                                                    3,125,937                3,645,788
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates:
Trust 1993-188, Cl. PH, 6.25%, 3/25/13                                               10,000,000                9,881,200
Trust 1994-56, Cl. H, 6%, 7/25/22                                                     6,000,000                5,776,860
Trust 1998-19, Cl. PK, 6%, 9/18/26                                                    4,000,000                3,688,720
Trust 1998-30, Cl. QB, 6.50%, 4/18/19                                                 9,000,000                8,988,750
Trust 1999-19, Cl. TC, 6.50%, 11/25/11                                                5,000,000                4,945,300
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1990-18, Cl. K, 9.60%, 3/25/20                                                  3,455,436                3,647,628
Trust 1992-34, Cl. G, 8%, 3/25/22                                                     2,940,000                3,006,150
Trust 1992-188, Cl. PG, 6.65%, 1/25/17                                                1,320,790                1,318,717
Trust 1993-183, Cl. G, 6%, 1/25/19                                                    6,500,000                6,426,875
Trust 1994-27, Cl. PH, 6.50%, 9/25/22                                                 4,000,000                3,943,720
Trust 1994-51, Cl. PF, 6.50%, 1/25/23                                                 5,000,000                4,912,500
Trust 1997-63, Cl. PC, 6.50%, 3/18/26                                                 7,500,000                7,373,400
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
8%, 1/1/23                                                                              105,986                  108,433
12.50%, 12/1/15                                                                       1,493,277                1,731,852
Trust 1991-169, Cl. PK, 8%, 10/25/21                                                    595,000                  606,525
Trust 1991-170, Cl. E, 8%, 12/25/06                                                   1,590,744                1,624,039
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, Gtd. Multiclass Mtg. Participation Certificates,
Trust 1997-9, Cl. H, 8.808%, 3/25/27(1)                                              13,437,000                4,753,339
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 252, Cl. 2, 17.467%, 11/1/23(1)                                                 6,636,354                1,921,432
Trust 302, Cl. 2, 9.867%-9.945%, 6/2/29(1)                                           24,653,524                7,950,762
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security:
Trust 291, Cl. 1, 2.645%-3.403%, 11/1/27(3)                                          14,499,204               11,110,015
Trust 1997-44, Cl. B, 5.407%, 6/25/08(3)                                              3,000,000                2,268,750
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Stripped Mtg.-Backed Security,
Trust G, Cl. 2, 11.50%, 3/1/09                                                        1,203,504                1,316,333
                                                                                                            --------------
                                                                                                             492,389,415

                 15      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                           Face             Market Value
                                                                                         Amount               See Note 1
--------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--11.0%
Government National Mortgage Assn.:
6.50%, 1/15/24                                                                      $ 3,137,566             $  3,026,905
7%, 1/15/28-8/15/28                                                                   8,279,265                8,128,343
7.50%, 10/15/25-9/15/28                                                              90,259,597               90,648,280
8%, 9/15/07-10/15/28                                                                  8,970,351                9,177,570
8.50%, 8/15/17-9/15/21                                                               21,803,752               22,859,741
9.50%, 9/15/17                                                                           63,232                   67,237
10.50%, 1/15/16-7/15/21                                                               1,319,710                1,451,452
11%, 3/15/00-10/20/19                                                                 2,481,014                2,757,088
11.50%, 1/15/13-5/15/13                                                                 232,997                  259,919
13%, 2/15/11-9/15/14                                                                     28,646                   32,912
--------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Collateralized Mtg.
Obligations, Series 1999-1, Cl. VC. 6.50%, 9/20/13                                    5,000,000                4,715,625
--------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, Series 1999-29, Cl. PI, 11.342%, 7/16/28(1)                    17,395,833                5,197,005
                                                                                                            --------------
                                                                                                             148,322,077
                                                                                                            --------------
Total Mortgage-Backed Obligations (Cost $638,906,945)                                                        640,711,492

==========================================================================================================================
U.S. Government Obligations--48.4%
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 8/15/04                                                                          28,000,000               28,280,000
8.75%, 11/15/08(4)                                                                   40,000,000               43,812,520
STRIPS, 6.44%, 11/15/18(5)                                                           61,150,000               17,764,503
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 5/15/01                                                                      28,000,000               28,000,000
5.625%, 5/15/08                                                                      38,940,000               37,820,475
5.75%, 4/30/03                                                                       35,810,000               35,765,237
6.125%, 8/15/07                                                                       3,100,000                3,104,845
6.50%, 10/15/06                                                                       4,710,000                4,815,975
6.50%, 5/31/01                                                                       48,000,000               48,645,024
6.50%, 5/31/02                                                                       22,700,000               23,139,813
7.50%, 11/15/01                                                                      67,000,000               69,449,721
7.50%, 2/15/05                                                                       92,500,000               98,888,328
7.875%, 11/15/04                                                                     77,550,000               84,069,086
8.50%, 11/15/20                                                                      78,800,000               81,410,250
8.75%, 8/15/00(4)                                                                    44,550,000               45,858,656
                                                                                                            --------------
Total U.S. Government Obligations (Cost $672,489,818)                                                        650,824,433



                 16      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                                                                            Market Value
                                                         Date          Strike         Contracts               See Note 1
==========================================================================================================================
Options Purchased--0.0%
--------------------------------------------------------------------------------------------------------------------------
U.S. Long Bond Futures, 12/99
Call Opt.                                            10/22/99            $117               330           $       41,250
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures, 12/99
Call Opt.                                            10/22/99             116               150                   42,187
                                                                                                          ----------------
Total Options Purchased (Cost $84,869)                                                                            83,437

                                                                                           Face
                                                                                          Amount
==========================================================================================================================
Repurchase Agreements--9.2%
--------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 5.29%, dated 9/30/99, to be repurchased at $123,118,089 on 10/1/99, collateralized by U.S. Treasury
Bonds, 7.125%-8.125%, 5/15/21-2/15/23, with a value of $89,456,258, U.S.
Treasury Bills, 11/4/99, with a value of $36,228,950 (Cost $123,100,000)           $123,100,000              123,100,000
--------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value  (Cost $1,434,581,632)                                        105.2%           1,414,719,362
--------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                      (5.2)             (69,935,731)
                                                                                   ---------------------------------------
Net Assets                                                                                100.0%          $1,344,783,631
                                                                                   =======================================


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields upon the current cost basis and estimated timing and amount of future cash flows.
These securities amount to $86,543,630 or 6.44% of the Fund's net assets as of September 30, 1999.
2. When-issued security to be delivered and settled after September 30, 1999.
3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
4. Securities with an aggregate market value of $2,227,010 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.

                 17     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 1999

==========================================================================================================================
Assets
Investments, at value (cost $1,434,581,632)--see accompanying statement                                  $ 1,414,719,362
--------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                              40,026
--------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                                               18,236,515
Shares of beneficial interest sold                                                                             4,878,183
Other                                                                                                             54,335
                                                                                                         -----------------
Total assets                                                                                               1,437,928,421

==========================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $25,098,958 purchased on a when-issued basis)--Note 1                        75,814,900
Shares of beneficial interest redeemed                                                                        13,858,390
Dividends                                                                                                      1,576,079
Distribution and service plan fees                                                                               832,844
Daily variation on futures contracts--Note 5                                                                     571,172
Transfer and shareholder servicing agent fees                                                                    166,473
Trustees' compensation                                                                                             1,515
Other                                                                                                            323,417
                                                                                                         -----------------
Total liabilities                                                                                             93,144,790

==========================================================================================================================
Net Assets                                                                                               $ 1,344,783,631
                                                                                                         =================

==========================================================================================================================
Composition of Net Assets
--------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                          $ 1,388,079,061
--------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                               14,065
--------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                     (23,417,850)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments--Notes 3 and 5                                                    (19,891,645)
                                                                                                         -----------------
Net assets                                                                                               $ 1,344,783,631
                                                                                                         =================


                 18     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

==========================================================================================================================
Net Asset Value Per Share
--------------------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$734,406,507 and 73,256,414 shares of beneficial interest outstanding)                                            $10.03
Maximum offering price per share (net asset value plus sales charge
of 3.50% of offering price)                                                                                       $10.39
--------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $399,691,875
and 39,874,469 shares of beneficial interest outstanding)                                                         $10.02
--------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $210,616,317
and 21,039,800 shares of beneficial interest outstanding)                                                         $10.01
--------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $68,932 and 6,871 shares of beneficial interest outstanding)                                        $10.03
--------------------------------------------------------------------------------------------------------------------------




See accompanying Notes to Financial Statements.

                 19     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 1999

==========================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                    $ 87,256,978

==========================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------
Management fees--Note 4                                                                                        5,173,945
--------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                        1,705,756
Class B                                                                                                        3,507,623
Class C                                                                                                        1,870,414
--------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                          1,468,623
--------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                              283,067
--------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                     229,944
--------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                      101,934
--------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                       33,073
--------------------------------------------------------------------------------------------------------------------------
Accounting service fees--Note 4                                                                                   12,000
--------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                             8,621
--------------------------------------------------------------------------------------------------------------------------
Other                                                                                                             44,880
                                                                                                            --------------
Total expenses                                                                                                14,439,880
Less expenses paid indirectly--Note 1                                                                            (55,746)
                                                                                                            --------------
Net expenses                                                                                                  14,384,134

==========================================================================================================================
Net Investment Income                                                                                         72,872,844

==========================================================================================================================
Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                                                  (18,358,713)
Closing of futures contracts                                                                                   8,393,472
                                                                                                            --------------
Net realized loss                                                                                             (9,965,241)
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                         (33,958,973)
                                                                                                            --------------
Net realized and unrealized loss                                                                             (43,924,214)

==========================================================================================================================
Net Increase in Net Assets Resulting from Operations                                                        $ 28,948,630
                                                                                                            ==============


See accompanying Notes to Financial Statements.

                 20     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,                                                                   1999                     1998
==========================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   72,872,844           $   55,975,556
--------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                    (9,965,241)              (5,166,494)
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                               (33,958,973)              14,062,843
                                                                                 -----------------------------------------
Net increase in net assets resulting from operations                                 28,948,630               64,871,905

==========================================================================================================================
Dividends and/or Distributions to Shareholders
--------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                             (42,378,009)             (38,031,985)
Class B                                                                             (18,660,011)             (12,153,183)
Class C                                                                              (9,960,199)              (5,790,342)
Class Y                                                                                    (100)                     (46)
--------------------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income:
Class A                                                                                      --               (1,307,734)
Class B                                                                                      --                 (417,888)
Class C                                                                                      --                 (199,101)
Class Y                                                                                      --                       (2)

==========================================================================================================================
Beneficial Interest Transactions
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                             123,299,873              106,066,201
Class B                                                                             134,345,727               91,996,096
Class C                                                                              73,497,654               69,044,172
Class Y                                                                                  68,029                    1,000

==========================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------
Total increase                                                                      289,161,594              274,079,093
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                               1,055,622,037              781,542,944
                                                                                 -----------------------------------------
End of period [including undistributed (overdistributed)
net investment income of $14,065 and $(189), respectively]                       $1,344,783,631           $1,055,622,037
                                                                                 =========================================


See accompanying Notes to Financial Statements.

                 21     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A       Year Ended September 30,                  1999           1998            1997           1996          1995
=============================================================================================================================
Per Share Operating Data
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $10.37         $10.30          $10.26         $10.44        $10.40
Income (loss) from investment operations:
Net investment income                                    .63            .67             .73            .75           .79
Net realized and unrealized gain (loss)                 (.35)           .10             .03           (.19)          .01
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                                    .28            .77             .76            .56           .80
-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.62)          (.68)           (.71)          (.71)         (.76)
Dividends in excess of net investment income              --           (.02)             --             --            --
Tax return of capital distribution                        --             --            (.01)          (.03)           --
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                         (.62)          (.70)           (.72)          (.74)         (.76)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.03         $10.37          $10.30         $10.26        $10.44
                                                      =======================================================================

=============================================================================================================================
Total Return, at Net Asset Value(1)                     2.78%          7.70%           7.62%          5.54%         8.03%
-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $734,407       $634,677        $524,508       $436,889      $346,015
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $696,607       $584,171        $443,514       $393,727      $274,313
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                   6.23%          6.52%           7.13%          7.22%         7.64%
Expenses                                                0.84%          0.82%(3)        0.87%(3)       0.87%(3)      0.91%(3)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               141%           161%             68%            71%          261%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $1,992,789,507 and $1,668,882,501, respectively.

See accompanying Notes to Financial Statements.

                 22     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class B      Year Ended September 30,                   1999           1998            1997           1996          1995
============================================================================================================================

Per Share Operating Data
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $10.37        $ 10.30         $ 10.26        $ 10.44       $ 10.41
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .56            .60             .66            .67           .71
Net realized and unrealized gain (loss)                 (.37)           .09             .02           (.19)          .01
                                                      ----------------------------------------------------------------------
Total income (loss) from
investment operations                                    .19            .69             .68            .48           .72
----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.54)          (.60)           (.63)          (.63)         (.69)
Dividends in excess of net investment income              --           (.02)             --             --            --
Tax return of capital distribution                        --             --            (.01)          (.03)           --
----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                         (.54)          (.62)           (.64)          (.66)         (.69)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.02         $10.37          $10.30         $10.26        $10.44
                                                      ======================================================================

============================================================================================================================
Total Return, at Net Asset Value(1)                     1.91%          6.90%           6.82%          4.74%         7.18%
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $399,692       $277,381        $183,476       $160,572      $121,178
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $351,099       $210,362        $171,496       $147,017      $ 72,131
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                   5.48%          5.76%           6.39%          6.46%         6.80%
Expenses                                                1.59%          1.58%(3)        1.62%(3)       1.62%(3)      1.71%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               141%           161%             68%            71%          261%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $1,992,789,507 and $1,668,882,501, respectively.

See accompanying Notes to Financial Statements.

                 23     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS  Continued

Class C      Year Ended September 30,                   1999           1998            1997           1996          1995(5)
============================================================================================================================
Per Share Operating Data
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $10.35         $10.29          $10.25         $10.43        $10.32
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .56            .59(6)          .66            .66           .45
Net realized and unrealized gain (loss)                 (.36)           .09(6)          .02           (.18)          .10
                                                      ----------------------------------------------------------------------
Total income (loss) from
investment operations                                    .20            .68             .68            .48           .55
----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.54)          (.61)           (.63)          (.63)         (.44)
Dividends in excess of net investment income              --           (.01)             --             --            --
Tax return of capital distribution                        --             --            (.01)          (.03)           --
----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                         (.54)          (.62)           (.64)          (.66)         (.44)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.01         $10.35          $10.29         $10.25        $10.43
                                                      ======================================================================

============================================================================================================================
Total Return, at Net Asset Value(1)                     2.01%          6.81%           6.83%          4.71%         5.47%
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $210,616       $143,563         $73,559        $45,356       $14,569
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $187,226       $100,604         $57,506        $32,349       $ 6,112
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                   5.47%          5.73%           6.35%          6.34%         6.51%
Expenses                                                1.59%          1.57%(3)        1.62%(3)       1.64%(3)      1.80%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                               141%           161%             68%            71%          261%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $1,992,789,507 and $1,668,882,501, respectively.
5. For the period from February 1, 1995 (inception of offering) to September 30, 1995.
6. Per share amounts calculated on the average shares outstanding during the period.

See accompanying Notes to Financial Statements.

                 24     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class Y           Year Ended September 30,                                             1999                  1998(7)
=====================================================================================================================
Per Share Operating Data
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $10.37                $10.33
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                   .66                   .47
Net realized and unrealized gain (loss)                                                (.34)                  .06
---------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                                                                   .32                   .53
---------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                                   (.66)                 (.47)
Dividends in excess of net investment income                                             --                  (.02)
Tax return of capital distribution                                                       --                    --
                                                                                     --------------------------------
Total dividends and distributions to shareholders                                      (.66)                 (.49)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $10.03                $10.37
                                                                                     ================================

=====================================================================================================================
Total Return, at Net Asset Value(1)                                                    3.15%                 5.30%
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                                $69                    $1
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                       $ 2                    $1
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                                                  6.75%                 6.82%
Expenses                                                                               0.60%                 0.43%(3)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                                              141%                  161%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $1,992,789,507 and $1,668,882,501, respectively.
5. For the period from February 1, 1995 (inception of offering) to September 30, 1995.
6. Per share amounts calculated on the average shares outstanding during the period.
7. For the period from January 26, 1998 (inception of offering) to September 30, 1998.

See accompanying Notes to Financial Statements.

                 25     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies

Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y Shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.







                 26     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1999, the Fund had entered into net outstanding when-issued or forward commitments of $25,098,958.
       In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                 27     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1. Significant Accounting Policies  Continued

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required. As of September 30, 1999, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $10,941,000, which expires in 2007.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1999, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,860,271. Accumulated net realized loss on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                 28     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                             Year Ended September 30, 1999                Year Ended September 30, 1998
                                            Shares                  Amount                Shares                 Amount
--------------------------------------------------------------------------------------------------------------------------
Class A
Sold                                    66,430,608           $ 677,416,403            46,472,235          $ 478,261,632
Dividends and/or
distributions reinvested                 3,286,062              33,484,949             2,895,623             29,794,401
Redeemed                               (57,682,659)           (587,601,479)          (39,072,434)          (401,989,832)
                                       -----------------------------------------------------------------------------------
Net increase                            12,034,011           $ 123,299,873            10,295,424          $ 106,066,201
                                       ===================================================================================

--------------------------------------------------------------------------------------------------------------------------
Class B
Sold                                    24,393,651           $ 249,346,429            14,069,222          $ 144,687,126
Dividends and/or
distributions reinvested                 1,338,996              13,629,075               871,211              8,965,350
Redeemed                               (12,618,209)           (128,629,777)           (5,997,157)           (61,656,380)
                                       -----------------------------------------------------------------------------------
Net increase                            13,114,438           $ 134,345,727             8,943,276          $  91,996,096
                                       ===================================================================================

--------------------------------------------------------------------------------------------------------------------------
Class C
Sold                                    15,315,668           $ 156,476,570            11,346,525          $ 116,547,257
Dividends and/or
distributions reinvested                   740,879               7,532,576               448,545              4,607,623
Redeemed                                (8,885,658)            (90,511,492)           (5,077,978)           (52,110,708)
                                       -----------------------------------------------------------------------------------
Net increase                             7,170,889           $  73,497,654             6,717,092          $  69,044,172
                                       ===================================================================================

--------------------------------------------------------------------------------------------------------------------------
Class Y
Sold                                         6,771           $      67,993                    97          $       1,000
Dividends and/or
distributions reinvested                         3                      36                    --                     --
                                       -----------------------------------------------------------------------------------
Net increase                                 6,774           $      68,029                    97          $       1,000
                                       ===================================================================================


================================================================================
3. Unrealized Gains and Losses on Securities
As of September 30, 1999, net unrealized depreciation on securities of $19,862,270 was composed of gross appreciation of $10,879,907, and gross depreciation of $30,742,177.

                 29     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets of the Fund, 0.45% of the next $150 million, 0.425% of the next $250 million and 0.40% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended September 30, 1999, was 0.42% of average annual net assets for each class of shares.

--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                                           Aggregate           Class A      Commissions       Commissions      Commissions
                                           Front-End         Front-End       on Class A        on Class B       on Class C
                                       Sales Charges     Sales Charges           Shares            Shares           Shares
                                          on Class A       Retained by      Advanced by       Advanced by      Advanced by
Year Ended                                    Shares       Distributor      Distributor(1)    Distributor(1)   Distributor(1)
------------------------------------------------------------------------------------------------------------------------------

September 30, 1999                        $4,286,718        $1,064,430       $1,286,163        $4,932,789       $1,269,945

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                            Class A                            Class B                            Class C
                                Contingent Deferred                Contingent Deferred                Contingent Deferred
                                      Sales Charges                      Sales Charges                      Sales Charges
Year Ended                  Retained by Distributor            Retained by Distributor            Retained by Distributor
------------------------------------------------------------------------------------------------------------------------------
September 30, 1999                         $296,928                         $1,019,341                           $148,244

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                 30     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended September 30, 1999, payments under the Class A Plan totaled $1,705,756, all of which was paid by the Distributor to recipients. That included $125,039 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 1999, were as follows:

                                                                                     Distributor's          Distributor's
                                                                                         Aggregate           Unreimbursed
                                                                                      Unreimbursed          Expenses as %
                                    Total Payments           Amount Retained              Expenses          of Net Assets
                                        Under Plan            by Distributor            Under Plan               of Class
----------------------------------------------------------------------------------------------------------------------------

Class B Plan                            $3,507,623                $2,978,444            $8,380,058                   2.10%
Class C Plan                             1,870,414                 1,226,685             3,414,441                   1.62




                 31     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
5. Futures Contracts

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 1999, the Fund had outstanding futures contracts as follows:


                                                                                                               Unrealized
                                                   Expiration         Number of      Valuation as of         Appreciation
Contract Description                                     Date         Contracts       Sept. 30, 1999        (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
Contracts to Sell
U.S. Treasury Bonds, 10 yr.                          12/20/99               443          $48,785,375             $ 75,594
U.S. Treasury Bonds, 30 yr.                          12/20/99               279           31,788,563              (17,250)
U.S. Treasury Nts., 5 yr.                            12/20/99               616           66,816,750              (87,719)
                                                                                                                 ---------
                                                                                                                 $(29,375)
                                                                                                                 =========



                 32     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
     The Fund had no borrowings outstanding during the year ended September 30, 1999.

                 33     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Limited-Term Government Fund as of September 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1999 and 1998, and the financial highlights for the period October 1, 1994, to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP


Denver, Colorado
October 21, 1999



                 34     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report information to the Internal Revenue Service.
       None of the dividends paid by the Fund during the fiscal year ended September 30, 1999, are eligible for the corporate dividend-received deduction.
       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax advisor for specific guidance.





                 35     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

================================================================================
Officers and Trustees      James C. Swain, Trustee and Chairman of the Board
                           Bridget A. Macaskill, Trustee and President
                           William H. Armstrong, Trustee
                           Robert G. Avis, Trustee
                           William A. Baker, Trustee
                           George C. Bowen, Trustee
                           Jon S. Fossel, Trustee
                           Sam Freedman, Trustee
                           Raymond J. Kalinowski, Trustee
                           C. Howard Kast, Trustee
                           Robert M. Kirchner, Trustee
                           Ned M. Steel, Trustee
                           John S. Kowalik, Vice President
                           Andrew J. Donohue, Vice President and Secretary
                           Brian W. Wixted, Treasurer
                           Robert G. Zack, Assistant Secretary
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer

================================================================================
Investment Advisor         OppenheimerFunds, Inc.

================================================================================
Distributor                OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of               Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors       Deloitte & Touche LLP

================================================================================
Legal Counsel              Myer, Swanson, Adams & Wolf, P.C.

                           This is a copy of a report to shareholders of Oppenheimer Limited-Term Government Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Limited-Term Government Fund. For material information concerning the Fund, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.



                 36     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

OPPENHEIMERFUNDS FAMILY

===========================================================================================================
Global Equity
-----------------------------------------------------------------------------------------------------------
                         Developing Markets Fund                Global Fund
                         International Small Company Fund       Quest Global Value Fund
                         Europe Fund                            Global Growth & Income Fund
                         International Growth Fund

===========================================================================================================
Equity
-----------------------------------------------------------------------------------------------------------
                         Stock                                  Stock & Bond
                         Enterprise Fund(1)                     Main Street(R) Growth & Income Fund
                         Discovery Fund                         Quest Opportunity Value Fund
                         Main Street(R) Small Cap Fund          Total Return Fund
                         Quest Small Cap Value Fund             Quest Balanced Value Fund
                         MidCap Fund                            Capital Income Fund(2)
                         Capital Appreciation Fund              Multiple Strategies Fund
                         Growth Fund                            Disciplined Allocation Fund
                         Disciplined Value Fund                 Convertible Securities Fund
                         Quest Value Fund
                         Trinity Growth Fund                    Specialty
                         Trinity Core Fund                      Real Asset Fund
                         Trinity Value Fund                     Gold & Special Minerals Fund

===========================================================================================================
Fixed Income
-----------------------------------------------------------------------------------------------------------
                         Taxable                                Municipal
                         International Bond Fund                Main Street(R) California Municipal Fund(3)
                         World Bond Fund                        California Municipal Fund(3)
                         High Yield Fund                        Florida Municipal Fund(3)
                         Champion Income Fund                   New Jersey Municipal Fund(3)
                         Strategic Income Fund                  New York Municipal Fund(3)
                         Bond Fund                              Pennsylvania Municipal Fund(3)
                         Senior Floating Rate Fund              Municipal Bond Fund
                         U.S. Government Trust                  Insured Municipal Fund
                         Limited-Term Government Fund           Intermediate Municipal Fund

                                                                Rochester Division
                                                                Rochester Fund Municipals
                                                                Limited Term New York Municipal Fund

==========================================================================================================
Money Market(4)
----------------------------------------------------------------------------------------------------------
                         Money Market Fund                      Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.

                 37     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------

                                     [OppenheimerFunds Logo] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0855.001.0999  November 29, 1999